UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2016

American Realty Capital Healthcare Trust III, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55625	38-3930747
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

405 Park Avenue, 14th Floor
New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

Effective September 22, 2016, with the approval of its board of directors, American Realty Capital Healthcare Trust III, Inc. (the “Company”) amended its Bylaws (the “Bylaws”) in order to add Article XV, which provides that the state courts of the State of Maryland, or, if no state court of the State of Maryland has subject matter jurisdiction, the United States District Court for the District of Maryland, shall be the sole and exclusive forum for certain litigation. No other provisions of the Bylaws were revised. The amendment to the Bylaws is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 8.01.	Other Events.

On September 21, 2016, the board of directors of the Company determined to amend the Company’s existing share repurchase program (the “SRP” and the “SRP Amendment”) to provide, solely for calendar year 2016, for one twelve-month repurchase period ending December 31, 2016. Prior to the SRP Amendment, the SRP provided, solely for calendar year 2016, for a nine-month repurchase period ending September 30, 2016 and a three-month repurchase period ending December 31, 2016, instead of two semi-annual periods ending June 30 and December 31.

The annual limit on repurchases under the SRP remains unchanged and continues to be limited to a maximum of 5.0% of the weighted average number of shares of common stock of the Company outstanding during its prior fiscal year (the “2015 Outstanding Shares”) and is subject to the terms and limitations set forth in the SRP. Following calendar year 2016, the repurchase periods would return to two semi-annual periods and applicable limitations set forth in the SRP. The SRP Amendment will become effective on September 22, 2016 and will only apply to repurchase periods in calendar year 2016.

Except as set forth in the SRP Amendment, all other terms and conditions of the SRP continue to apply. As provided for in the SRP, stockholders who have previously submitted a repurchase request, or stockholders who submit a repurchase request in the future, will continue to have the ability to cancel their repurchase requests by notifying a customer service representative on or prior to December 31, 2016, the last day of the 2016 repurchase period. Otherwise, as outlined in the SRP, if a repurchase request is not cancelled prior to the end of the repurchase period, a stockholder would be contractually bound to the repurchase and would not be permitted to cancel the repurchase request prior to the payment of repurchase proceeds.

The foregoing summary of the SRP Amendment is qualified by the text of the SRP Amendment, which is filed as Exhibit 99.1 to this Form 8-K. The SRP was filed as an exhibit to the quarterly report on Form 10-Q for the period ended March 31, 2016, filed on May 10, 2016.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
3.1	Amendment No. 1 to Bylaws of American Realty Capital Healthcare Trust III, Inc.
99.1	Amendment to Amended and Restated Share Repurchase Program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2016	American Realty Capital HEALTHCARE TRUST III, Inc.

	By:	/s/ Katie P. Kurtz
Katie P. Kurtz
Chief Financial Officer, Treasurer and Secretary